Exhibit 99.1

Penn Virginia GP Holdings, L.P.

Five Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	Stephen R. Milbourne
Director, Investor Relations
Ph: 610-975-8204 Fax: 610-975-8201
E-Mail: invest@pvrpartners.com

PENN VIRGINIA GP HOLDINGS, L.P. ANNOUNCES

THIRD QUARTER 2010 RESULTS AND DECLARES QUARTERLY DISTRIBUTION

RADNOR, PA – October 27, 2010 . . . Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported financial results for the three months ended September 30, 2010.

Distributable cash, a non-GAAP (generally accepted accounting principles) measure, was $15.2 million for the three months ended September 30, 2010, an increase of $0.4 million, or three percent, from the prior year quarter. Adjusted net income attributable to PVG, a non-GAAP measure that excludes the effects of the non-cash change in derivatives fair value that affects comparability to prior periods, was $12.5 million, or $0.32 per limited partner unit, as compared to $11.4 million, or $0.29 per limited partner unit, in the prior year quarter. Net income attributable to PVG was $7.3 million, or $0.19 per limited partner unit, as compared to $10.2 million, or $0.26 per limited partner unit, in the prior year quarter.

Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

The Board of Directors of PVG GP, LLC, the general partner of PVG, declared a third quarter cash distribution of $0.39 per limited partner unit, payable on November 19, 2010 to unitholders of record as of November 15, 2010. The distribution equates to an annualized rate of $1.56 per unit, and represents a $0.01 per unit, or three percent, increase over the $0.38 per unit distribution paid in the same quarter of 2009.

We own the general partner, including the incentive distribution rights, and are the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR), and we report our financial results on a consolidated basis with the financial results of PVR. We currently have no separate operating activities other than those conducted by PVR and derive our cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as full-year 2010 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated October 27, 2010 (please visit PVR’s website, www.pvresource.com, under “For Investors” for a copy of the release).

Guidance for Full-Year 2010

See the Guidance Table included in PVR’s October 27, 2010 release for guidance estimates for full-year 2010.

PVG Announces Third Quarter 2010 Results	Page 2

Third Quarter 2010 Financial and Operational Results Conference Call

A joint conference call and webcast for PVR and PVG, during which management will discuss third quarter 2010 financial and operational results, is scheduled for Thursday, October 28, 2010 at 11:00 a.m. ET. Prepared remarks by William H. Shea, Jr., Chief Executive Officer, will be followed by a question and answer period. Interested parties may participate via phone by dialing 800-860-2442 (international 412-858-4600) five to ten minutes before the scheduled start of the conference call (reference the Penn Virginia Resource Partners call), or listen via webcast by logging on to our website, www.pvgpholdings.com, or PVR’s website, www.pvresource.com, at least 15 minutes prior to the scheduled start of the call to download and install any necessary audio software. An on-demand replay of the conference call will be available on both websites shortly after the conclusion of the call. A telephonic replay of the call will be available through November 4 by dialing 877-344-7529 (international: 412-317-0088) and using conference playback number 445416.

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Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership which owns the general partner interest, all of the incentive distribution rights and an approximate 37 percent limited partner interest in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about us, please visit our website at www.pvgpholdings.com. For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated October 27, 2010 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated October27, 2010 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our most recent Quarterly Reports on Form 10-Q. Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited

(dollars in thousands, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues
Natural gas midstream	$180,207	$118,443	$497,362	$348,882
Coal royalties	34,983	29,821	98,088	90,448
Coal services	1,975	1,869	5,976	5,502
Other	5,664	5,492	17,313	16,971

Total revenues	222,829	155,625	618,739	461,803

Expenses
Cost of gas purchased	151,657	92,355	415,111	285,129
Operating	11,748	9,836	32,317	29,296
General and administrative	9,029	8,646	34,367	26,249
Depreciation, depletion and amortization	18,702	17,851	54,783	51,971

Total expenses	191,136	128,688	536,578	392,645

Operating income	31,693	26,937	82,161	69,158

Other income (expense)
Interest expense	(10,639)	(6,505)	(25,368)	(18,486)
Interest income and other	111	344	654	1,020
Derivatives	(11,020)	(2,810)	(11,514)	(12,005)

Net income	10,145	17,966	45,933	39,687

Net income attributable to noncontrolling interests	(2,864)	(7,794)	(18,671)	(14,327)

Net income attributable to Penn Virginia GP Holdings, L.P.	$7,281	$10,172	$27,262	$25,360

Net income per limited partner unit, basic and diluted	$0.19	$0.26	$0.70	$0.65

Weighted average number of units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,075

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,530	8,387	25,645	25,874
Average coal royalties ($ per ton)	$4.10	$3.56	$3.82	$3.50

Natural gas midstream segment:
System throughput volumes (MMcf)	36,233	29,811	93,120	93,433
Gross margin (in thousands)	$28,550	$26,088	$82,251	$63,753

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited

(in thousands)

	September 30, 2010	December 31, 2009

Assets
Cash and cash equivalents	$18,515	$19,314
Accounts receivable	80,331	82,321
Derivative assets	148	1,331
Other current assets	8,353	4,816

Total current assets	107,347	107,782
Property, plant and equipment, net	932,400	900,844
Other long-term assets	216,157	210,437

Total assets	$1,255,904	$1,219,063

Liabilities and partners’ capital
Accounts payable and accrued liabilities	$92,722	$71,233
Deferred income	3,531	3,839
Derivative liabilities	13,430	11,251

Total current liabilities	109,683	86,323
Derivative liabilities	4,250	4,285
Other long-term liabilities	30,402	22,752
PVR senior notes	300,000	—
PVR revolving credit facility	365,000	620,100
PVG parners’ capital	219,044	249,696
Noncontrolling interests in PVR	227,525	235,907

Total liabilities and partners’ capital	$1,255,904	$1,219,063

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - unaudited

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Cash flows from operating activities
Net income	$10,145	$17,966	$45,933	$39,687
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	18,702	17,851	54,783	51,971
Commodity derivative contracts:
Total derivative (gains) losses included in net income	11,020	3,667	12,604	14,235
Cash receipts (payments) to settle derivatives for period	(2,435)	(314)	(6,493)	4,135
Non-cash interest expense	1,633	1,416	4,243	3,149
Non-cash unit-based compensation	137	1,500	6,024	1,500
Equity earnings, net of distributions	110	(1,386)	2,500	(2,456)
Other	(108)	(297)	(722)	(931)
Changes in operating assets and liabilities	11,235	1,892	21,959	3,540

Net cash provided by operating activities	50,439	42,295	140,831	114,830

Cash flows from investing activities
Acquisitions, net of cash acquired	(6)	(27,648)	(17,870)	(29,510)
Additions to property, plant and equipment	(33,240)	(11,523)	(57,973)	(43,781)
Other	315	300	985	872

Net cash used in investing activities	(32,931)	(38,871)	(74,858)	(72,419)

Cash flows from financing activities
Distributions to partners	(30,619)	(30,323)	(91,403)	(90,297)
Proceeds from PVR issuance of senior notes	—	—	300,000	—
Proceeds from (repayments of) revolving credit facility, net	18,510	31,000	(255,100)	60,000
Purchase of PVR limited partner units	—	—	(1,092)	—
Debt issuance costs	(10,430)	—	(19,177)	(9,258)

Net cash required by (used in) financing activities	(22,539)	677	(66,772)	(39,555)

Net increase (decrease) in cash and cash equivalents	(5,031)	4,101	(799)	2,856
Cash and cash equivalents - beginning of period	23,546	17,093	19,314	18,338

Cash and cash equivalents - end of period	$18,515	$21,194	$18,515	$21,194

PENN VIRGINIA GP HOLDINGS, L.P.

CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited

(in thousands, except per unit data)

The following tables present the calculation of distributable cash to PVG and reconciliation of net income attributable to PVG with respect to the three and nine months ended September 30, 2010 and 2009:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010 (a)	2009	2010 (a)	2009
Calculation of Non-GAAP “Distributable cash”
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$502	$497	$1,501	$1,491
General partner incentive distribution rights	6,093	6,035	18,231	18,105
PVR common units	9,230	9,206	27,667	27,618

Total cash received from PVR	15,825	15,738	47,399	47,214

Deduct: Net expenses of PVG on a stand-alone basis (b)	(629)	(858)	(2,752)	(1,927)
Cash reserve for working capital	43	(32)	1,070	(743)

Distributable cash (c)	$15,239	$14,848	$45,717	$44,544

Cash distributions to be paid to partners of PVG
To Penn Virginia Corporation	$—	$7,629	$3,443	$30,487
To public unitholders	15,239	7,219	42,274	14,057

Total cash distributions to be paid	$15,239	$14,848	$45,717	$44,544

Distribution per limited partner unit (paid in subsequent period)	$0.39	$0.38	$1.17	$1.14

Weighted-average units outstanding, basic and diluted	39,075	39,075	39,075	39,075

Reconciliation of GAAP “Net income” to Non-GAAP “Net incomeas adjusted”
Net income attributable to PVG	$7,281	$10,172	$27,262	$25,360
Adjustments for derivatives:
Derivative (gains) losses included in net income	11,020	3,667	12,604	14,235
Cash receipts (payments) to settle derivatives for period	(2,435)	(314)	(6,493)	4,135
Impact of adjustments on noncontrolling interests (d)	(3,376)	(2,115)	(2,344)	(6,631)

Net income attributable to PVG, as adjusted (e)	$12,490	$11,410	$31,029	$37,099

Net income attributable to PVG, as adjusted, per limited partner unit, basic and diluted	$0.32	$0.29	$0.79	$0.95

(a)	The three and nine months ended September 30, 2010 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG in November 2010.
(b)	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.
(c)	Distributable cash represents cash distributions received from PVR, minus our net expenses, minus cash reserve for working capital. Distributable cash is presented because we believe it is a useful adjunct to net income under GAAP. Distributable cash is a significant liquidity metric which is an indicator of our ability to pay quarterly cash distributions to our limited partners. Distributable cash is also the quantitative standard used throughout the investment community with respect to publicly traded partnerships. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.
(d)	Noncontrolling interests in net income adjusts for the effects of incentive distribution rights and reflects the noncontrolling interests percentage of net income. The ratio of net income and net income attributable to noncontrolling interests calculated on a GAAP basis was used to estimate the impact of adjustments on noncontrolling interests. A pro forma calculation of net income attributable to noncontrolling interests was not performed.
(e)	Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives, and adjustments for an estimate of the related noncontrolling interests. We believe this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry. We use this information for comparative purposes within the industry. Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.

QUARTERLY SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three months ended September 30, 2010

Revenues
Natural gas midstream	$—	$180,207	$—	$180,207
Coal royalties	34,983	—	—	34,983
Coal services	1,975	—	—	1,975
Timber	1,437	—	—	1,437
Oil and gas royalties	631	—	—	631
Other	1,382	2,214	—	3,596

Total revenues	40,408	182,421	—	222,829

Expenses
Cost of gas purchased	—	151,657	—	151,657
Operating	2,908	8,840	—	11,748
General and administrative	3,686	4,706	637	9,029
Depreciation, depletion and amortization	7,440	11,262	—	18,702

Total expenses	14,034	176,465	637	191,136

Operating income (loss)	$26,374	$5,956	$(637)	$31,693

Additions to property, plant and equipment and acquisitions	$169	$33,077	$—	$33,246

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three months ended September 30, 2009

Revenues
Natural gas midstream	$—	$118,443	$—	$118,443
Coal royalties	29,821	—	—	29,821
Coal services	1,869	—	—	1,869
Timber	1,582	—	—	1,582
Oil and gas royalties	535	—	—	535
Other	1,372	2,003	—	3,375

Total revenues	35,179	120,446	—	155,625

Expenses
Cost of gas purchased	—	92,355	—	92,355
Operating	2,435	7,401	—	9,836
General and administrative	3,520	4,247	879	8,646
Depreciation, depletion and amortization	7,999	9,852	—	17,851

Total expenses	13,954	113,855	879	128,688

Operating income (loss)	$21,225	$6,591	$(879)	$26,937

Additions to property, plant and equipment and acquisitions	$140	$39,031	$—	$39,171

PENN VIRGINIA GP HOLDINGS, L.P.

YEAR-TO-DATE SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine months ended September 30, 2010

Revenues
Natural gas midstream	$—	$497,362	$—	$497,362
Coal royalties	98,088	—	—	98,088
Coal services	5,976	—	—	5,976
Timber	4,488	—	—	4,488
Oil and gas royalties	2,000	—	—	2,000
Other	3,998	6,827	—	10,825

Total revenues	114,550	504,189	—	618,739

Expenses
Cost of gas purchased	—	415,111	—	415,111
Operating	7,670	24,647	—	32,317
General and administrative	13,219	18,357	2,791	34,367
Depreciation, depletion and amortization	22,145	32,638	—	54,783

Total expenses	43,034	490,753	2,791	536,578

Operating income (loss)	$71,516	$13,436	$(2,791)	$82,161

Additions to property, plant and equipment and acquisitions	$18,283	$57,560	$—	$75,843

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine months ended September 30, 2009

Revenues
Natural gas midstream	$—	$348,882	$—	$348,882
Coal royalties	90,448	—	—	90,448
Coal services	5,502	—	—	5,502
Timber	4,355	—	—	4,355
Oil and gas royalties	1,783	—	—	1,783
Other	6,487	4,346	—	10,833

Total revenues	108,575	353,228	—	461,803

Expenses
Cost of gas purchased	—	285,129	—	285,129
Operating	7,211	22,085	—	29,296
General and administrative	11,275	12,996	1,978	26,249
Depreciation, depletion and amortization	23,557	28,414	—	51,971

Total expenses	42,043	348,624	1,978	392,645

Operating income (loss)	$66,532	$4,604	$(1,978)	$69,158

Additions to property, plant and equipment and acquisitions	$2,046	$71,245	$—	$73,291